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                                                     July 10, 1998 Supplement to
                                                    Prospectus Dated May 1, 1998


                               Gold Track Select

The following information supplements the Prospectus dated May 1, 1998 for The Travelers Separate Account QP for Variable Annuities.

The Contract Prospectus is amended as follows of participants of the Texas Optional Retirement Program (ORP).


Withdrawals and Redemptions
As provided in the Texas Optional Retirement Program, a participant may not receive a loan, a surrender or payment of any annuity or any benefit under the Contract, and may not transfer or exchange the cash surrender value of the contract until one of the following events:

     -    Death

     -    Disability (as defined by Internal Revenue Code 72(m)(7) )

     -    Attainment of age 70 1/2

     -    Retirement

     - Termination of employment in all public institutions of higher education in Texas


If the participant does not begin a second year of participation in the Texas ORP, the Company will pay the participant's cash surrender value, as directed by the Contract Owner.

The Company will require a written statement from the applicable institution certifying their agreement to any withdrawals.


Right to Return
The right to return provision does not apply for participants in the Texas ORP.


L-12549-C-ORP                                                             7/98